Exhibit 99.1

CLEARSPRING TECHNOLOGIES, INC.

Amended and Restated

2005 Equity Incentive Plan

1.	Purpose of the Plan.

The purpose of the Clearspring Technologies, Inc. 2005 Equity Incentive Plan (the “Plan”) is to promote the interests of Clearspring Technologies, Inc. and its subsidiaries (hereinafter referred to, either individually or collectively, as the “Company”) and its stockholders by (i) attracting and retaining employees, officers, directors, consultants and advisors of outstanding ability, (ii) motivating such persons, by means of performance-related incentives, to achieve long-range performance goals, and (iii) enabling such persons to participate in the long-term growth and financial success of the Company. The effective date of the Plan is May 29, 2005. For purposes of this Plan, “subsidiary” shall mean any company (whether a corporation, partnership, joint venture or other form of entity) in which the Company, or a corporation in which the Company owns a majority of the shares of capital stock, directly or indirectly, owns an equity interest of more than fifty percent (50%), except that, solely with respect to determining whether options issued to employees of a subsidiary may be Incentive Stock Options (as defined in Section 3), the term “subsidiary” shall have the same meaning as the term “subsidiary corporation” as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”).

2.	Administration.

(a) Subject to the following paragraph, the Plan shall be administered by the Company’s Board of Directors (the “Board”) or by a Compensation Committee (the “Compensation Committee”) of the Board. If the Board appoints a Compensation Committee, such Compensation Committee shall be deemed to have been delegated the authority to administer the Plan (unless the Board determined otherwise), and shall be empowered to take all actions reserved to the Board under the Plan. The Board is authorized to interpret the Plan, to prescribe, amend and rescind rules and regulations to further the purposes of the Plan, and to make all other determinations necessary for the administration of the Plan. All such actions by the Board shall be conclusive, final and binding on all recipients of awards hereunder (“participants”).

(b) To the extent required by applicable laws, regulations or the listing standards of any securities exchange or stock market on which the Company’s shares of common stock, par value $.001 per share (“Common Stock”), are listed or traded, the Compensation Committee shall consist solely of Board members who qualify as (i) “Non-Employee Directors” as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) “independent directors” within the meaning of such laws, regulations or listing standards. In addition, the Compensation Committee shall consist solely of “outside directors” as defined under Section 162(m) or any successor provision of the Code and applicable Treasury regulations thereunder, if and to the extent such qualification is necessary so that awards made under the Plan or the exercise of rights thereunder will qualify for any tax or other material benefit to participants or the Company and its subsidiaries under applicable law.

3.	Awards.

Awards under the Plan may be in the form of options which qualify as “incentive stock options” within the meaning of Code Section 422 or any successor provision (“Incentive Stock Options”), options which do not so qualify (“Nonqualified Options” and, collectively with Incentive Stock Options, “Options”), stock which is subject to certain forfeiture risks and restrictions on transferability (“Restricted Stock”), or stock delivered upon vesting of units (“Restricted Stock Units”). Options, Restricted Stock, and Restricted Stock Units are collectively referred to as “Awards.” Incentive Stock Options may be granted only to employees of the Company or its subsidiaries. Each grant of an Option shall be designated in the applicable “Grant Agreement” (as defined in Section 5) as an Incentive Stock Option or a Nonqualified Option, as appropriate. If, notwithstanding its designation as an Incentive Stock Option, all or a portion of any Option does not qualify under the Code as an Incentive Stock Option, the portion which does not so qualify shall be treated for all purposes hereunder as a Nonqualified Option. The persons to whom Options are granted under the Plan are hereinafter referred to as “Optionees.” The persons to whom Restricted Stock or Restricted Stock Units are granted under the Plan are hereinafter referred as to “Grantees.”

4.	Shares Subject to the Plan.

Subject to adjustment as provided in Section 9, the maximum number of shares of Common Stock that are available for Awards under the Plan is 1,568,014, shares after giving effect to the stock split consummated on or about April 18, 2006. The Common Stock to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock which shall have been reacquired by the Company and held in its treasury. If any unexercised Options lapse, are forfeited or terminate for any reason, or any Awards of Restricted Stock or Restricted Stock Units are forfeited for any reason, the Common Stock covered thereby shall again be available for Awards under the Plan. In the event the purchase price of an Option is paid in whole or in part through the delivery of Common Stock, only the net number of shares of Common Stock issuable in connection with the exercise of the Option shall be counted against the number of shares remaining available for grant under the Plan. At any time following registration by the Company of its Common Stock under Section 12 of the Exchange Act, no participant shall receive Awards in respect of more than 100,000 shares of Common Stock in any calendar year (subject to adjustment as provided in Section 9).

5.	Participants.

The Board shall determine and designate from time to time those employees, officers, directors, consultants and advisors of the Company or its subsidiaries who shall receive Awards under the Plan and the number of shares of Common Stock to be covered by each such Award; provided, that any consultants or advisors who receive Awards under the Plan render bona fide services to the Company and its subsidiaries that are not in connection with the offer or sale of securities in a capital-raising transaction. In making its determinations, the Board shall take into account the present and potential contributions of the respective individuals to the success of the Company and such other factors as the Board shall deem relevant in furtherance of the purposes of the Plan. Each Award shall be evidenced by a written agreement or grant form (“Grant Agreement”) as the Board shall approve from time to time.

6.	Fair Market Value.

For all purposes under the Plan, the term “Fair Market Value” shall mean, as of any applicable date, (i) if the principal securities market on which the Common Stock is traded is a national securities exchange or The Nasdaq National Market (“NNM”), the closing price of the Common Stock on such exchange or NNM, as the case may be, or if no sale of the Common Stock shall have occurred on such date, on the next preceding date on which there was a reported sale; (ii) if the Common Stock is not traded on a national securities exchange or NNM, the closing price on such date as reported by The Nasdaq SmallCap Market, or if no sale of the Common Stock shall have occurred on such date, on the next preceding date on which there was a reported sale; (iii) if the principal securities market on which the Common Stock is traded is not a national securities exchange, NNM or The Nasdaq SmallCap Market, the average of the bid and asked prices reported by the National Quotation Bureau, Inc.; or (iv) if the price of the Common Stock is not so reported, the Fair Market Value of the Common Stock as determined in good faith by the Board.

7.	Grants of Options.

(a) Exercise Price of Options. Incentive Stock Options shall be granted at an exercise price of not less than 100% of the Fair Market Value on the date of grant; provided, however, that Incentive Stock Options granted to a participant who at the time of such grant owns (within the meaning of Code Section 424(d)) more than 10% of the voting power of all classes of stock of the Company (a “10% Holder”) shall be granted at an exercise price of not less than 110% of the Fair Market Value on the date of grant. Nonqualified Options shall be granted at an exercise price as determined in each case by the Board (provided, that if and to the extent required in order to avoid classification of such grants as deferred compensation subject to Code Section 409A, Nonqualified Options shall be granted at an exercise price of not less than 100% of the Fair Market Value on the date of grant).

(b) Term and Termination of Options.

(1) The Board shall determine the term within which each Option may be exercised, in whole or in part, provided, that (i) such term shall not exceed 10 years from the date of grant, (ii) the term of an Incentive Stock Option granted to a 10% Holder shall not exceed 5 years from the date of grant, and (iii) the aggregate Fair Market Value (determined on the date of grant) of Common Stock with respect to which Incentive Stock Options granted to a participant under the Plan or any other plan of the Company and its subsidiaries become exercisable for the first time in any single calendar year shall not exceed $100,000.

(2) Unless otherwise determined by the Board, all rights to exercise Options shall terminate on the first to occur of (i) the scheduled expiration date as set forth in the applicable Grant Agreement, (ii) 90 days following the date of termination of employment for any reason other than the participant’s death or permanent disability (as defined in Code Section 22(e)(3)),

(iii) 1 year following the date of termination of employment or provision of services by reason of the participant’s death or permanent disability (as defined in Code Section 22(e)(3)), or (iv) as may be otherwise provided in Section 13; provided, however, that in the event that a participant ceases to be employed by or to provide services to the Company and its subsidiaries due to a termination for “Cause” (as defined in Section 7(b)(3)), all rights to exercise Options held by such participant shall terminate immediately as of the date such participant ceases to be employed by or to provide services to the Company and its subsidiaries. Unless otherwise determined by the Board, vesting of Options ceases immediately upon termination of employment or services for any reason, and any portion of an Option that has not vested on or before the date of such termination is forfeited on such date.

(3) As used in this Plan, the term “Cause” shall mean a finding by the Board that the participant has engaged in conduct that is fraudulent, disloyal, criminal or injurious to the Company or its subsidiaries, including, without limitation, embezzlement, theft, commission of a felony or dishonesty in the course of his or her employment or service, the disclosure of trade secrets or confidential information of the Company or its subsidiaries to persons not entitled to receive such information, or any other act constituting willful misconduct in the course of his or her employment or service.

(c) Payment for Shares. Full payment for shares purchased upon exercise of Options granted under the Plan shall be made at the time the Options are exercised in whole or in part. Payment of the purchase price shall be made in cash or in such other form as the Board may approve at the time of exercise, which may include, at the Board’s discretion, (i) by the participant’s delivery to the Company of a promissory note containing such terms as the Board may determine, (ii) by the participant’s delivery to the Company of shares of Common Stock that have been held by the participant for at least six months prior to exercise of the Options, valued at the Fair Market Value of such shares on the date of exercise, or (iii) if the Common Stock is publicly traded, pursuant to a cashless exercise arrangement with a broker on such terms as the Board may determine; provided, however, that if payment is made pursuant to clause (i), the then par value of the purchased shares shall be paid in cash if required by applicable law or otherwise deemed appropriate by the Board. No shares of Common Stock shall be issued to the participant until such payment has been made, and a participant shall have none of the rights of a stockholder with respect to Options held by such participant.

(d) Other Terms and Conditions. The Board shall have the discretion to determine terms and conditions, consistent with the Plan that will be applicable to Options, including, without limitation, the date on which Options shall become exercisable and performance-based criteria for acceleration of the date on which certain Options shall become exercisable. Options granted to the same or different participants, or at the same or different times, need not contain similar provisions.

(e) Substitution of Options. Options may be granted under the Plan from time to time in substitution for stock options of another entity (“Acquired Company”) in connection with the merger or consolidation of the Acquired Company with the Company or its subsidiaries, the acquisition by the Company or its subsidiaries of all or a portion of the assets of the Acquired Company, or the acquisition of stock of the Acquired Company such that the Acquired Company becomes a subsidiary of the Company.

8.	Grants of Restricted Stock and Restricted Stock Units.

The Board may award shares of Common Stock to participants under an Award of Restricted Stock and/or Restricted Stock Units, upon such terms as the Board deems applicable, including the provisions set forth below:

(a) General Requirements. Shares of Common Stock issued or transferred pursuant to an Award of Restricted Stock and/or Restricted Stock Units may be issued or transferred for consideration or for no consideration, and subject to restrictions or no restrictions, as determined by the Board. The Board may establish conditions under which restrictions on shares of Restricted Stock and/or Restricted Stock Units shall lapse over a period of time or according to such other criteria (including performance-based criteria) as the Board deems appropriate. The period of time during which shares of Restricted Stock and/or Restricted Stock Units remain subject to restrictions will be designated in the Grant Agreement as the “Restricted Period.”

(b) Number of Shares. The Board shall determine the number of shares of Common Stock to be issued pursuant to an Award of Restricted Stock and/or Restricted Stock Units and the restrictions applicable to the shares subject to such Award.

(c) Restrictions on Transfer and Legend on Stock Certificate. During the Restricted Period, subject to such exceptions as the Board may deem appropriate, a Grantee may not sell, assign, transfer, donate, pledge or otherwise dispose of the shares of Restricted Stock or Restricted Stock Units. Each certificate for a share or shares of Restricted Stock shall contain a legend giving appropriate notice of the applicable restrictions. The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares of Restricted Stock subject to restrictions when all restrictions on such shares lapse. The Board may determine that the Company will not issue certificates for shares of Restricted Stock until all restrictions on such shares lapse, or that the Company will retain possession of certificates for shares of Restricted Stock until all restrictions on such shares lapse.

(d) Right to Vote and to Receive Dividends. During the Restricted Period, except as otherwise set forth in the applicable Grant Agreement, the Grantee shall have the right to vote shares of Restricted Stock and to receive any dividends or other distributions paid on such shares of Restricted Stock, subject to any restrictions deemed appropriate by the Board. The Board may determine in its discretion with respect to any Award of Restricted Stock Units that, in the event that dividends are paid on shares of Common Stock, an amount equal to the dividend paid on each such share shall be credited to the shares subject to Award of Restricted Stock Units (“Dividend Credits”). Any Dividend Credits shall be paid to the Grantee if and when the restrictions with respect to such Restricted Stock Units lapse as set forth in Section 9(e).

(e) Lapse of Restrictions. All restrictions imposed on Restricted Stock and/or Restricted Stock Units shall lapse upon the expiration of the applicable Restricted Period and the satisfaction of all conditions imposed by the Board (the date on which restrictions lapse as to any shares of Restricted Stock or Restricted Stock Units, the “Vesting Date”). The Board may determine, as to any grant of Restricted Stock and/or Restricted Stock Units, that the restrictions shall lapse without regard to any Restricted Period. Upon the lapse of restrictions with respect to any Restricted Stock Units, the value of such Restricted Stock Units shall be paid to the Grantee in shares of Common Stock. For purposes of the preceding sentence, each Restricted Stock Unit as to which restrictions have lapsed shall have a value equal to the Fair Market Value as of the date on which restrictions with respect to such Restricted Stock Units lapse.

9.	Adjustments to Reflect Capital Changes.

The number and kind of shares subject to outstanding Awards, the exercise price applicable to Options previously granted, and the number and kind of shares subsequently available to be granted under the Plan shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares or other change in capitalization with a similar substantive effect upon the Plan or grants under the Plan. The Board shall have the power and sole discretion to determine the nature and amount of the adjustment to be made in each case. Any adjustment made pursuant to this Section 9 shall be final and binding on all participants.

10.	Right of First Refusal; Right to Repurchase.

(a) At any time prior to registration by the Company of its Common Stock under Section 12 of the Exchange Act, the Company shall have a right of first refusal with respect to any proposed sale or other disposition by participants (and their successors in interest by purchase, gift or other mode of transfer) of any shares of Common Stock issued to them under the Plan which are transferable. This right of first refusal shall be exercisable by the Company in accordance with the terms and conditions established by the Board.

(b) At any time prior to registration by the Company of its Common Stock under Section 12 of the Exchange Act, in the case of any participant whose employment or service is terminated for Cause, or where the participant has, in the Board’s reasonable determination, taken any action prior to or following his termination of employment or service which would have constituted grounds for a termination for cause, the Company shall have the right, exercisable at any time and from time to time thereafter, to repurchase from the participant (or any successor in interest by purchase, gift or other mode of transfer) any shares of Common Stock issued to such participant under the Plan for the purchase price paid by the participant for such shares of Common Stock (or the Fair Market Value of such Common Stock at the time of repurchase, if lower). If such shares of Common Stock were issued to such participant without payment of any purchase price, the Company shall have the right, exercisable at any time and from time to time thereafter, to demand that the participant (or any successor in interest by purchase, gift or other mode of transfer) surrender such shares to the Company without payment.

11.	Definition of Change of Control.

For purposes of this Plan, a “Change of Control” shall mean the occurrence of any of the following events:

(a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than the Company or any subsidiary, affiliate (within the meaning of Rule 144 promulgated under the Securities Act of 1933, as amended) or employee benefit plan of the Company, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Voting Securities”) (other than an acquisition pursuant to a bona fide equity financing of the Company for capital raising purposes); or

(b) a reorganization, merger, consolidation or recapitalization of the Company (a “Business Combination”), other than a Business Combination in which more than 50% of the combined voting power of the outstanding voting securities of the surviving or resulting entity immediately following the Business Combination is held by the persons who, immediately prior to the Business Combination, were the holders of the Voting Securities; or

(c) a complete liquidation or dissolution of the Company, or a sale of all or substantially all of the assets of the Company.

12.	Consequences of a Change of Control.

(a) Unless otherwise determined in its discretion by the Board, upon a Change of Control, any Options shall be assumed (on substantially the same vesting or other terms) by the Acquiring Corporation (as defined below) or parent thereof or replaced with a comparable option with respect to shares of the capital stock, or equity equivalent instrument, of the Acquiring Corporation or parent thereof, or other comparable rights (such assumed and comparable options and rights, together, the “Replacement Rights”), and each share of Restricted Stock and each Restricted Stock Unit shall be converted to a comparable restricted grant of capital stock or stock units, or equity equivalent instrument, of the Acquiring Corporation or parent thereof or other comparable restricted property or rights. The term “Acquiring Corporation” means the surviving, continuing, successor or purchasing corporation, as the case may be.

(b) The Board may determine, in its discretion, that in lieu of, or in addition to, the issuance of Replacement Rights, as contemplated in (a) above, any or all of the following may occur upon a Change of Control with respect to any or all of the then-outstanding Awards: (i) all or a specified percentage of the outstanding Options which have been granted under the Plan and which are not exercisable as of the effective date of the Change of Control shall automatically accelerate and become exercisable immediately prior to the effective date of the Change of Control, and all restrictions and conditions on any Restricted Stock or Restricted Stock Units shall lapse upon the effective date of the Change of Control; (ii) in lieu of the issuance of Replacement Rights, holders of outstanding Options which are exercisable immediately prior to a Change of Control (including any that become exercisable under this Section 12(b)) may be required to surrender them in exchange for a payment by the Company, in cash or Common Stock as determined by the Board, of an amount equal to the amount (if any) by which the then Fair Market Value of Common Stock subject to unexercised Options exceeds the exercise price thereof, with such payment to take place as of the date of the Change of Control or such other date as the Board may prescribe; (iii) Options which are not exercised prior to the date specified in a notice to Participants in advance of the Change of Control shall terminate; or (iv) such other action as the Board may deem appropriate. The Board’s determination shall be set forth in the applicable Grant Agreements or in a resolution duly adopted by the Board, the terms of which shall be incorporated by reference into each applicable Grant Agreement and made a part thereof.

(c) Any Options that are not assumed or replaced by Replacement Rights, exercised, or cashed out prior to or concurrent with a Change of Control (including, without limitation, any Options that are not exercisable as of the effective date of the Change of Control) will terminate effective upon the Change of Control or at such other time as the Board deems appropriate, unless otherwise expressly provided in any applicable Grant Agreement.

13.	Transferability of Awards.

Unless otherwise determined by the Board, Awards granted under the Plan shall not be transferable other than by will or the laws of descent and distribution and are exercisable during a participant’s lifetime only by the participant.

14.	Withholding.

The Company shall have the right to withhold from any (a) Award, (b) payment due or transfer made under any Award or under the Plan or (c) compensation or other amount owing to a participant, the amount (in cash, shares or other property) of any applicable withholding or other taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Board to satisfy all obligations for the payment of such taxes. A participant, with the approval of the Board, may satisfy the obligation set forth in this Section 14, in whole or in part, by (x) directing the Company to withhold such number of shares of Common Stock otherwise issuable in respect of an Award having an aggregate Fair Market Value on the date on which withholding is required equal to the amount of tax required to be withheld, or (y) delivering shares of Common Stock of the Company having an aggregate Fair Market Value equal to the amount required to be withheld on any date. The Board may, in its sole discretion, require payment by the participant in cash of any such withholding obligation and may disapprove any election or delivery or may suspend or terminate the right to make elections or deliveries under this Section 14.

15.	Construction of the Plan.

The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely by the Board. Any determination by the Board shall be final and binding on all participants. The Plan shall be governed in accordance with the laws of the jurisdiction of the Company’s organization, without regard to the conflict of law provisions of such laws.

16.	No Right to Award; No Right to Employment.

No person shall have any claim of right to be granted an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or as giving any consultant, advisor or director of the Company any right to continue to serve in such capacity.

17.	Grants Not Includable for Benefit Purposes.

Income recognized by a participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended) or group insurance or other benefit plans applicable to the participant which are maintained by the Company or any of its subsidiaries, except as may be provided under the terms of such plans or determined by resolution of the Board.

18.	No Strict Construction.

No rule of strict construction shall be implied against the Company, the Board or any other person in the interpretation of any of the terms of the Plan, any Award made under the Plan or any rule or procedure established by the Board.

19.	Captions.

All Section headings used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions had been used in the Plan.

20.	Sever ability.

Whenever possible, each provision in the Plan and every grant under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any grant under the Plan shall be held to be prohibited by or invalid under applicable law, then such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law, and all other provisions of the Plan and every other grant under the Plan shall remain in full force and effect.

21.	Legends.

All certificates for Common Stock delivered under the Plan shall be subject to such transfer and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or quotation system upon which the Common Stock is then listed or quoted and any applicable federal or state securities laws, and the Board may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions.

22.	Amendment.

The Board may, by resolution, amend or revise the Plan, except that such action shall not be effective without stockholder approval if stockholder approval is required to maintain the compliance of the Plan and/or grants made to directors, executive officers or other persons with Rule 16b-3 promulgated under the Exchange Act or any successor rule, or the rules and regulations of any securities exchange or stock market on which the Company’s securities are traded. The Board may not modify any Awards previously granted under the Plan in a manner adverse to the holders thereof without the consent of such holders, except in accordance with the provisions of Sections 9, 12, 23 or 24.

23.	Modification for Awards Outside the U.S.

The Board may, without amending the Plan, determine the terms and conditions applicable to Awards to participants who are foreign nationals or employed outside the United States in a manner otherwise inconsistent with the Plan if the Board deems such terms and conditions necessary in order to recognize differences in local law or regulations, tax policies or customs.

24.	Compliance With Code Section 409A.

To the extent applicable, it is intended that Awards under this Plan comply with the provisions of Section 409A of the Code. This Plan and all Awards hereunder shall be administered in a manner consistent with this intent, and any provision that would cause the Plan or any Award to fail to satisfy Section 409A of the Code shall have no force and effect until amended to comply with Section 409A of the Code (which amendment may be retroactive to the extent permitted by Section 409A of the Code and may be made by the Board without the consent of the participant).

25.	Market Standoff Requirement.

In connection with any underwritten public offering of its Common Stock (“Offering”), participants shall not be permitted to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise directly or indirectly dispose of any Common Stock delivered under the Plan without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (of at least 180 days) from the effective date of the registration statement with respect to such Offering as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters in connection with such Offering.

26.	Termination of Plan.

The Plan shall terminate on May 29, 2015 unless it is earlier terminated by the Board. Termination of the Plan shall not affect previous Awards under the Plan.

FIRST AMENDMENT TO

CLEARSPRING TECHNOLOGIES, INC.

2005 EQUITY INCENTIVE PLAN

WHEREAS, CLEARSPRING TECHNOLOGIES, INC., a corporation organized under the laws of the State of Delaware (the “Company”) established the Company’s 2005 Equity Incentive Plan (the “Plan”) by an original instrument adopted by the Company on May 29, 2005; and

WHEREAS, the Plan currently provides for 1,568,014 shares of Common Stock to be reserved for issuance under the Plan; and

WHEREAS, the Company now wishes to amend the Plan to increase by 300,000 the number of shares of Common Stock reserved for issuance under the Plan.

NOW THEREFORE, effective immediately, the Plan is amended as follows:

1.	Section 4 of the Plan is hereby amended and restated to read in its entirety as follows:

“4.	Shares Subject to the Plan.

Subject to adjustment as provided in Section 9, the maximum number of shares of Common Stock that are available for Awards under the Plan is 1,868,014 shares (after giving effect to the stock split consummated on or about April 18, 2006). The Common Stock to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock which shall have been reacquired by the Company and held in its treasury. If any unexercised Options lapse, are forfeited or terminate for any reason, or any Awards of Restricted Stock or Restricted Stock Units are forfeited for any reason, the Common Stock covered thereby shall again be available for Awards under the Plan. In the event the purchase price of an Option is paid in whole or in part through the delivery of Common Stock, only the net number of shares of Common Stock issuable in connection with the exercise of the Option shall be counted against the number of shares remaining available for grant under the Plan.”

In all other respects the Plan remains the same.

*****

IN WITNESS WHEREOF, the Company has caused this Amendment to the Plan to be executed this 12th day of October, 2006.

CLEARSPRING TECHNOLOGIES, INC.

By:	/s/ Christopher Marentis
Christopher Marentis
Chief Executive Officer

[Signature page to First Amendment to

Clearspring Technologies, Inc. 2005 Equity Incentive Plan]

SECOND AMENDMENT TO

CLEARSPRING TECHNOLOGIES, INC.

2005 EQUITY INCENTIVE PLAN

WHEREAS, CLEARSPRING TECHNOLOGIES, INC., a corporation organized under the laws of the State of Delaware (the “Company”) established the Company’s 2005 Equity Incentive Plan (the “Plan”) by an original instrument adopted by the Company on May 29, 2005; and

WHEREAS, the Plan currently provides for 1,868,014 shares of Common Stock to be reserved for issuance under the Plan; and

WHEREAS, the Company now wishes to amend the Plan to increase by 476,656 the number of shares of Common Stock reserved for issuance under the Plan.

NOW THEREFORE, effective immediately, the Plan is amended as follows:

1.	Section 4 of the Plan is hereby amended and restated to read in its entirety as follows:

“4.	Shares Subject to the Plan.

Subject to adjustment as provided in Section 9, the maximum number of shares of Common Stock that are available for Awards under the Plan is 2,344,670 shares (after giving effect to the stock split consummated on or about April 18, 2006). The Common Stock to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock which shall have been reacquired by the Company and held in its treasury. If any unexercised Options lapse, are forfeited or terminate for any reason, or any Awards of Restricted Stock or Restricted Stock Units are forfeited for any reason, the Common Stock covered thereby shall again be available for Awards under the Plan. In the event the purchase price of an Option is paid in whole or in part through the delivery of Common Stock, only the net number of shares of Common Stock issuable’ in connection with the exercise of the Option shall be counted against the number of shares remaining available for grant under the Plan.”

In all other respects the Plan remains the same.

*****

IN WITNESS WHEREOF, the Company has caused this Second Amendment to the Plan to be executed this 7th day of May, 2007.

CLEARSPRING TECHNOLOGIES, INC.

By:	/s/ Christopher Marentis
Christopher Marentis
Chief Executive officer

SECOND [SIC]AMENDMENT TO

CLEARSPRING TECHNOLOGIES, INC.

2005 EQUITY INCENTIVE PLAN

WHEREAS, CLEARSPRING TECHNOLOGIES, INC., a corporation organized under the laws of the State of Delaware (the “Company”) established the Company’s 2005 Equity Incentive Plan (the “Plan”) by an original instrument adopted by the Company on May 29, 2005; and

WHEREAS, the Plan currently provides for 2,344,670 shares of Common Stock to be reserved for issuance under the Plan; and

WHEREAS, the Company now wishes to amend the Plan to increase by 500,000 the number of shares of Common Stock reserved for issuance under the Plan.

NOW THEREFORE, effective immediately, the Plan is amended as follows:

1. Section 4 of the Plan is hereby amended and restated to read in its entirety as follows:

“4.	Shares Subject to the Plan.

Subject to adjustment as provided in Section 9, the maximum number of shares of Common Stock that are available for Awards under the Plan is 2,844,670 shares (after giving effect to the stock split consummated on or about April 18, 2006). The Common Stock to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock which shall have been reacquired by the Company and held in its treasury. If any unexercised Options lapse, are forfeited or terminate for any reason, or any Awards of Restricted Stock or Restricted Stock Units are forfeited for any reason, the Common Stock covered thereby shall again be available for Awards under the Plan. In the event the purchase price of an Option is paid in whole or in part through the delivery of Common Stock, only the net number of shares of Common Stock issuable in connection with the exercise of the Option shall be counted against the number of shares remaining available for grant under the Plan.”

In all other respects the Plan remains the same.

*****

IN WITNESS WHEREOF, the Company has caused this Second Amendment to the Plan to be executed this 14th day of September, 2007.

CLEARSPRING TECHNOLOGIES, INC.

By:	/s/ Jay Rappaport
Jay Rappaport
President

SECOND [SIC] AMENDMENT TO

CLEARSPRING TECHNOLOGIES, INC.

2005 EQUITY INCENTIVE PLAN

WHEREAS, CLEARSPRING TECHNOLOGIES, INC., a corporation organized under the laws of the State of Delaware (the “Company”) established the Company’s 2005 Equity Incentive Plan (the “Plan”) by an original instrument adopted by the Company on May 29, 2005; and

WHEREAS, the Plan currently provides for 2,844,670 shares of Common Stock to be reserved for issuance under the Plan; and

WHEREAS, the Company now wishes to amend the Plan to increase by 500,000 the number of shares of Common Stock reserved for issuance under the Plan.

NOW THEREFORE, effective immediately, the Plan is amended as follows:

1. Section 4 of the Plan is hereby amended and restated to read in its entirety as follows:

“4.	Shares Subject to the Plan.

Subject to adjustment as provided in Section 9, the maximum number of shares of Common Stock that are available for Awards under the Plan is 3,344,670 shares (after giving effect to the stock split consummated on or about April 18, 2006). The Common Stock to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock which shall have been reacquired by the Company and held in its treasury. If any unexercised Options lapse, are forfeited or terminate for any reason, or any Awards of Restricted Stock or Restricted Stock Units are forfeited for any reason, the Common Stock covered thereby shall again be available for Awards under the Plan. In the event the purchase price of an Option is paid in whole or in part through the delivery of Common Stock, only the net number of shares of Common Stock issuable in connection with the exercise of the Option shall be counted against the number of shares remaining available for grant under the Plan.”

In all other respects the Plan remains the same.

*****

IN WITNESS WHEREOF, the Company has caused this Second Amendment to the Plan to be executed this 31st day of January, 2008.

CLEARSPRING TECHNOLOGIES, INC.

By:	/s/ Jay Rappaport
Jay Rappaport
President

AMENDMENT TO

CLEARSPRING TECHNOLOGIES, INC.

2005 EQUITY INCENTIVE PLAN

WHEREAS, CLEARSPRING TECHNOLOGIES, INC., a corporation organized under the laws of the State of Delaware (the “Company”) established the Company’s 2005 Equity Incentive Plan (the “Plan”) by an original instrument adopted by the Company on May 29, 2005;

WHEREAS, the Plan currently provides for 4,438,827 shares of Common Stock to be reserved for issuance under the Plan;

WHEREAS, the Company now wishes to amend the Plan to increase by 2,468,619 the number of shares of Common Stock reserved for issuance under the Plan; and

WHEREAS, the Company now wishes to amend the Plan to include certain restrictions on the voting of shares issued pursuant to the exercise of options granted after the date hereof under the Plan;

RESOLVED, effective immediately, the Plan is amended as follows:

1.	Section 4 of the Plan is hereby amended and restated to read in its entirety as follows:

“4.	Shares Subject to the Plan.

Subject to adjustment as provided in Section 9, the maximum number of shares of Common Stock that are available for Awards under the Plan is 6,907,446 shares (after giving effect to the stock split consummated on or about April 18, 2006). The Common Stock to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock which shall have been reacquired by the Company and held in its treasury. If any unexercised Options lapse, are forfeited or terminate for any reason, or any Awards of Restricted Stock or Restricted Stock Units are forfeited for any reason, the Common Stock covered thereby shall again be available for Awards under the Plan. In the event the purchase price of an Option is paid in whole or in part through the delivery of Common Stock, only the net number of shares of Common Stock issuable in connection with the exercise of the Option shall be counted against the number of shares remaining available for grant under the Plan.”

2.	Section 26 of the Plan is hereby renumbered as Section 27 of the Plan and a new Section 26 is hereby inserted to read as follows:

“26.	Drag Along Requirement.

In connection with either (i) the sale, conveyance, exchange, license or other transfer of all or substantially all of the intellectual property or assets of the Company, (ii) any acquisition of the Company by means of a consolidation, stock exchange, merger or other form of corporate reorganization of the Company with any other corporation in which the Company’s stockholders prior to the consolidation or merger own less than a majority of the voting securities of the surviving entity or (iii) any transaction or series of related transactions following which the Company’s stockholders prior to such transaction or series of related transactions own less than a majority of the voting securities of the Company (excluding the issuance of equity securities solely for capital raising purposes that is approved by the holders of (a) not less than a majority of the Company’s Series A-1 Convertible Preferred Stock then outstanding, voting as a separate class, (b) not less than a majority of the Company’s Series B Convertible Preferred Stock and Series B-1 Convertible Preferred Stock then outstanding, voting together as a single class on an as-converted basis, and (c) not less than a majority of the Company’s Series C Convertible Preferred Stock and Series C-1 Convertible Preferred Stock then outstanding, voting together as a single class on an as-converted basis) (collectively, an “Exit Transaction”), if requested by the Company, each participant shall: (1) vote any and all shares of Common Stock that were exercised from Options panted under the Plan in favor of the consummation of the Exit Transaction at any meeting of stockholders of the Company at which such transactions are considered, or in any written consent of stockholders of the Company relating thereto, (2) if applicable, tender any arid all shares of Common Stock that were exercised from Options granted under the Plan that are the subject of such proposed Exit Transaction in accordance with the terms of the proposed Exit Transaction, (3) if applicable, waive any dissenters’ rights, preemptive rights, appraisal rights or similar rights (including claims for breach of fiduciary duty), as the case may be, associated with any and all shares of Common Stock that were exercised from Options granted under the Plan and (4) take all other actions, including entering into appropriate agreements and consents and providing appropriate certificates and documents, required in order to effectuate fully the Exit Transaction, including, without limitation, in each case, with respect to any and all shares of Common Stock that were exercised from Options granted under the Plan”

3.	Other than as set forth herein, all other terms and conditions of the Plan shall continue in full force and effect.

[SIGNATURE PAGE FOLLOWS]

I hereby certify that the foregoing amendment to the Plan was duly adopted by the Board of Directors of the Company as of May 16, 2008.

/s/ Jay Rappaport
Jay Rappaport
Secretary

I hereby certify that the foregoing amendment to the Plan was duly approved by the Stockholders of the Company as of May 16, 2008.

/s/ Jay Rappaport
Jay Rappaport
Secretary

AMENDMENT TO

CLEARSPRING TECHNOLOGIES, INC.

2005 EQUITY INCENTIVE PLAN

WHEREAS, CLEARSPRING TECHNOLOGIES, INC., a corporation organized under the laws of the State of Delaware (the “Company”) established the Company’s 2005 Equity Incentive Plan (the “Plan”) by an original instrument adopted by the Company on May 29, 2005;

WHEREAS, the Plan currently provides for 6,907,446 shares of Common Stock to be reserved for issuance under the Plan;

WHEREAS, the Company now wishes to amend the Plan to increase by 2,175,000 the number of shares of Common Stock reserved for issuance under the Plan; and

WHEREAS, the Company now wishes to amend the Plan to include certain restrictions on the voting of shares issued pursuant to the exercise of options granted after the date hereof under the Plan;

RESOLVED, effective immediately, the Plan is amended as follows:

1.	Section 4 of the Plan is hereby amended and restated to read in its entirety as follows:

“4.	Shares Subject to the Plan.

Subject to adjustment as provided in Section 9, the maximum number of shares of Common Stock that are available for Awards under the Plan is 9,082,446 shares (after giving effect to the stock split consummated on or about April 18, 2006). The Common Stock to be offered under the Plan will be authorized and unissued Common Stock, or issued Common Stock which will have been reacquired by the Company and held in its treasury. If any unexercised Options lapse, are forfeited or terminate for any reason, or any Awards of Restricted Stock or Restricted Stock Units are forfeited for any reason, the Common Stock covered thereby will again be available for Awards under the Plan. In the event the purchase price of an Option is paid in whole or in part through the delivery of Common Stock, only the net number of shares of Common Stock issuable in connection with the exercise of the Option will be counted against the number of shares remaining available for grant under the Plan.”

2.	Other than as set forth herein, all other terms and conditions of the Plan will continue in full force and effect.

[SIGNATURE PAGE FOLLOWS]

I hereby certify that the foregoing amendment to the Plan was duly adopted by the Board of Directors of the Company as of June 7, 2010.

/s/ Hooman Radfar
Hooman Radfar
Chief Executive Officer

* * * *

I hereby certify that the foregoing amendment to the Plan was duly approved by the Stockholders of the Company as of June 7, 2010.

/s/ Hooman Radfar
Hooman Radfar
Chief Executive Officer

AMENDMENT TO

CLEARSPRING TECHNOLOGIES, INC.

2005 EQUITY INCENTIVE PLAN

WHEREAS, CLEARSPRING TECHNOLOGIES, INC., a corporation organized under the laws of the State of Delaware (the “Company”) established the Company’s 2005 Equity Incentive Plan (the “Plan”) by an original instrument adopted by the Company on May 29, 2005;

WHEREAS, the Plan as amended currently provides for 9,082,446 shares of Common Stock to be reserved for issuance under the Plan;

WHEREAS, the Company now wishes to amend the Plan to increase by 750,000 the number of shares of Common Stock reserved for issuance under the Plan; and

WHEREAS, the Company now wishes to amend the Plan to include certain restrictions on the voting of shares issued pursuant to the exercise of options granted after the date of this Amendment under the Plan;

RESOLVED, effective immediately, the Plan is amended as follows:

1.	Section 4 of the Plan is hereby amended and restated to read in its entirety as follows:

“4.	Shares Subject to the Plan.

Subject to adjustment as provided in Section 9, the maximum number of shares of Common Stock that are available for Awards under the Plan is 9,832,446 shares (after giving effect to the stock split consummated on or about April 18, 2006). The Common Stock to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock which shall have been reacquired by the Company and held in its treasury. If any unexercised Options lapse, are forfeited or terminate for any reason, or any Awards of Restricted Stock or Restricted Stock Units are forfeited for any reason, the Common Stock covered thereby shall again be available for Awards under the Plan. In the event the purchase price of an Option is paid in whole or in part through the delivery of Common Stock, only the net number of shares of Common Stock issuable in connection with the exercise of the Option shall be counted against the number of shares remaining available for grant under the Plan.”

2.	Other than as set forth in this Amendment, all other terms and conditions of the Plan will continue in full force and effect.

[SIGNATURE PAGE FOLLOWS]

I hereby certify that the foregoing amendment to the Plan was duly adopted by the Board of Directors of the Company as of January 20, 2011.

/s/ Robert Van Niman
Robert Van Niman
Secretary

****

I hereby certify that the foregoing amendment to the Plan was duly approved by the Stockholders of the Company as of January 20, 2011.

/s/ Robert Van Niman
Robert Van Niman
Secretary

AMENDMENT TO

CLEARSPRING TECHNOLOGIES, INC.

2005 EQUITY INCENTIVE PLAN

WHEREAS, CLEARSPRING TECHNOLOGIES, INC., a corporation organized under the laws of the State of Delaware (the “Company”) established the Company’s 2005 Equity Incentive Plan (the “Plan”) by an original instrument adopted by the Company on May 29, 2005;

WHEREAS, the Plan as amended currently provides for 9,832,446 shares of Common Stock to be reserved for issuance under the Plan;

WHEREAS, the Company now wishes to amend the Plan to increase by 3,099,041 the number of shares of Common Stock reserved for issuance under the Plan; and

WHEREAS, the Company now wishes to amend the Plan to include certain restrictions on the voting of shares issued pursuant to the exercise of options granted after the date hereof under the Plan;

RESOLVED, effective immediately, the Plan is amended as follows:

1.	Section 4 of the Plan is hereby amended and restated to read in its entirety as follows:

“4.	Shares Subject to the Plan.

Subject to adjustment as provided in Section 9, the maximum number of shares of Common Stock that are available for Awards under the Plan is 12,931,487 shares (after giving effect to the stock split consummated on or about April 18, 2006). The Common Stock to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock which shall have been reacquired by the Company and held in its treasury. If any unexercised Options lapse, are forfeited or terminate for any reason, or any Awards of Restricted Stock or Restricted Stock Units are forfeited for any reason, the Common Stock covered thereby shall again be available for Awards under the Plan. In the event the purchase price of an Option is paid in whole or in part through the delivery of Common Stock, only the net number of shares of Common Stock issuable in connection with the exercise of the Option shall be counted against the number of shares remaining available for grant under the Plan.”

2.	Other than as set forth herein, all other terms and conditions of the Plan shall continue in full force and effect.

[SIGNATURE PAGE FOLLOWS]

I hereby certify that the foregoing amendment to the Plan was duly adopted by the Board of Directors of the Company as of May 5, 2011.

/s/ Robert Van Niman
Robert Van Niman
Secretary

*****

I hereby certify that the foregoing amendment to the Plan was duly approved by the Stockholders of the Company as of May 5, 2011.

/s/ Robert Van Niman
Robert Van Niman
Secretary

AMENDMENT TO

CLEARSPRING TECHNOLOGIES, INC.

AMENDED AND RESTATED 2005 EQUITY INCENTIVE PLAN

A. CLEARSPRING TECHNOLOGIES, INC., a corporation organized under the laws of the State of Delaware (the “Company”) established the Company’s Amended and Restated 2005 Equity Incentive Plan (the “Plan”) by an original instrument adopted by the Company on May 29, 2005;

B. The Plan currently provides for 12,931,487 shares of Common Stock to be reserved for issuance under the Plan;

C. The Company now wishes to amend the Plan to increase by 695,154 the number of shares of Common Stock reserved for issuance under the Plan; and

D. The Company now wishes to amend the Plan to include certain restrictions on the voting of shares issued pursuant to the exercise of options granted after the date of this amendment under the Plan

RESOLVED, effective immediately, the Plan is amended as follows:

1.	Section 4 of the Plan is hereby amended and restated to read in its entirety as follows:

“4.	Shares Subject to the Plan.

Subject to adjustment as provided in Section 9, the maximum number of shares of Common Stock that are available for Awards under the Plan is 13,626,641 shares (after giving effect to the stock split consummated on or about April 18, 2006). The Common Stock to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock which shall have been reacquired by the Company and held in its treasury. If any unexercised Options lapse, are forfeited or terminate for any reason, or any Awards of Restricted Stock or Restricted Stock Units are forfeited for any reason, the Common Stock covered thereby shall again be available for Awards under the Plan. In the event the purchase price of an Option is paid in whole or in part through the delivery of Common Stock, only the net number of shares of Common Stock issuable in connection with the exercise of the Option shall be counted against the number of shares remaining available for grant under the Plan.”

2.	Other than as set forth in this amendment, all other terms and conditions of the Plan will continue in full force and effect.

[SIGNATURE PAGE FOLLOWS]

I hereby certify that the foregoing amendment to the Plan was duly adopted by the Board of Directors of the Company as of October 13, 2011.

/s/ Michael McGowan
Michael McGowan
Secretary

* * * *

I hereby certify that the foregoing amendment to the Plan was duly approved by the Stockholders of the Company as of October 28, 2011.

/s/ Michael McGowan
Michael McGowan
Secretary

AMENDMENT TO

CLEARSPRING TECHNOLOGIES, INC.

AMENDED AND RESTATED 2005 EQUITY INCENTIVE PLAN

A. CLEARSPRING TECHNOLOGIES, INC., a corporation organized under the laws of the State of Delaware (the “Company”) established the Company’s Amended and Restated 2005 Equity Incentive Plan (the “Plan”) by an original instrument adopted by the Company on May 29, 2005;

B. The Plan currently provides for 13,626,641 shares of Common Stock to be reserved for issuance under the Plan;

C. The Company now wishes to amend the Plan to increase by 1,500,000 the number of shares of Common Stock reserved for issuance under the Plan; and

D. The Company now wishes to amend the Plan to include certain restrictions on the voting of shares issued pursuant to the exercise of options granted after the date of this amendment under the Plan

RESOLVED, effective immediately, the Plan is amended as follows:

1.	Section 4 of the Plan is hereby amended and restated to read in its entirety as follows:

“4.	Shares Subject to the Plan.

Subject to adjustment as provided in Section 9, the maximum number of shares of Common Stock that are available for Awards under the Plan is 15,126,641 shares (after giving effect to the stock split consummated on or about April 18, 2006). The Common Stock to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock which shall have been reacquired by the Company and held in its treasury. If any unexercised Options lapse, are forfeited or terminate for any reason, or any Awards of Restricted Stock or Restricted Stock Units are forfeited for any reason, the Common Stock covered thereby shall again be available for Awards under the Plan. In the event the purchase price of an Option is paid in whole or in part through the delivery of Common Stock, only the net number of shares of Common Stock issuable in connection with the exercise of the Option shall be counted against the number of shares remaining available for grant under the Plan.”

2.	Other than as set forth in this amendment, all other terms and conditions of the Plan will continue in full force and effect.

[SIGNATURE PAGE FOLLOWS]

I hereby certify that the foregoing amendment to the Plan was duly adopted by the Board of Directors of the Company as of December 1, 2011.

/s/ Michael McGowan
Michael McGowan
Secretary

* * * *

I hereby certify that the foregoing amendment to the Plan was duly approved by the Stockholders of the Company as of December 1, 2011.

/s/ Michael McGowan
Michael McGowan
Secretary

2

AMENDMENT TO

ADDTHIS, INC. (FORMERLY CLEARSPRING TECHNOLOGIES, INC.)

AMENDED AND RESTATED 2005 EQUITY INCENTIVE PLAN

A. ADDTHIS, INC. (FORMERLY CLEARSPRING TECHNOLOGIES, INC.), a corporation organized under the laws of the State of Delaware (the “Company”) established the Company’s Amended and Restated 2005 equity Incentive Plan (the “Plan”) by an original instrument adopted by the Company on May 29, 2005;

B. The Plan currently provides for 15,126,641 shares of Common Stock to be reserved for issuance under the Plan;

C. The Company now wishes to amend the Plan to increase by 3,400,000 the number of shares of Common Stock reserved for issuance under the Plan; and

D. The Company now wishes to amend the Plan to include certain restrictions on the voting of shares issued pursuant to the exercise of options granted after the date of this amendment under the Plan

RESOLVED, effective immediately, the Plan is amended as follows:

1.	Section 4 of the Plan is hereby amended and restated to read in its entirety as follows:

“4.	Shares Subject to the Plan.

Subject to adjustment as provided in Section 9, the maximum number of shares of Common Stock that are available for Awards under the Plan is 18,526,641 shares (after giving effect to the stock split consummated on or about April 18, 2006). The Common Stock to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock which shall have been reacquired by the Company and held in its treasury. If any unexercised Options lapse, are forfeited or terminate for any reason, or any Awards of Restricted Stock or Restricted Stock Units are forfeited for any reason, the Common Stock covered thereby shall again be available for Awards under the Plan. In the event the purchase price of an Option is paid in whole or in part through the delivery of Common Stock, only the net number of shares of Common Stock issuable in connection with the exercise of the Option shall be counted against the number of shares remaining available for grant under the Plan,”

2.	Other than as set forth in this amendment, all other terms and conditions of the Plan will continue in full force and effect,

[SIGNATURE PAGE FOLLOWS]

I hereby certify that the foregoing amendment to the Plan was duly adopted by the Board of Directors of the Company as of February 11, 2013.

/s/ Michael McGowan
Michael McGowan
Secretary

* * * *

I hereby certify that the foregoing amendment to the Plan was duly approved by the Stockholders of the Company as of February 11, 2013.

/s/ Michael McGowan
Michael McGowan
Secretary

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